UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2025

Silicon Valley Acquisition Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-43030	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Hamilton Avenue, 3rd Floor Palo Alto, California	94301
(Address of principal executive offices)	(Zip Code)

(650) 206-8315
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	SVAQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	SVAQ	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SVAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 22, 2025, the registration statement on Form S-1 (File No. 333-290366) (the “Registration Statement”) relating to the initial public offering (the “Offering”) of Silicon Valley Acquisition Corp., a Cayman Islands exempted company (the “Company”), was declared effective by the U.S. Securities and Exchange Commission.

On December 24, 2025, the Company consummated the Offering of 20,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, par value $0.0001 per share (“Class A Ordinary Shares”), and one-half of one redeemable warrant (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000.

In connection with the Offering, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated December 22, 2025, between the Company and Clear Street LLC (the “Representative”), a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference;

●	A Warrant Agreement, dated December 22, 2025, between the Company and Equiniti Trust Company, LLC (“Equiniti”), as warrant agent, a copy of which is filed as Exhibit 4.1 to this Report and incorporated herein by reference;

●	An Insider Letter Agreement, dated December 22, 2025, among the Company, its directors and officers and Silicon Valley Acquisition Sponsor LLC (the “Sponsor”), a copy of which is filed as Exhibit 10.1 to this Report and incorporated herein by reference;

●	An Investment Management Trust Agreement, dated December 22, 2025, between the Company and Equiniti, as trustee, a copy of which is filed as Exhibit 10.2 to this Report and incorporated herein by reference;

●	A Registration Rights Agreement, dated December 22, 2025, among the Company and certain security holders, a copy of which is filed as Exhibit 10.3 to this Report and incorporated herein by reference;

●	A Private Placement Units Purchase Agreement, dated December 22, 2025, between the Company and the Sponsor, a copy of which is filed as Exhibit 10.4 to this Report and incorporated herein by reference;

●	A Private Placement Units Purchase Agreement, dated December 22, 2025, between the Company and the Representative, a copy of which is filed as Exhibit 10.5 to this Report and incorporated herein by reference;

●	An Administrative Services Agreement, dated December 22, 2025, between the Company and the Sponsor, a copy of which is filed as Exhibit 10.6 to this Report and incorporated herein by reference; and

●	Indemnity Agreements, each dated December 22, 2025, between the Company and each director and executive officer of the Company (the “Indemnity Agreements”), the form of which is filed as Exhibit 10.7 to this Report and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On December 24, 2025, simultaneously with the consummation of the Offering, the Company consummated the private placement of 425,000 units to the Sponsor and an aggregate of 200,000 units to the Representative (collectively, the “Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating gross proceeds of $6,250,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Units are identical to the Units, except that so long as they are held by the initial purchasers or their permitted transferees, they (i) may not (including the underlying securities), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the Company’s initial business combination, (ii) are entitled to registration rights and (iii) with respect to Private Placement Units held by the Representative and/or their designees, will not be exercisable more than five years from the commencement of sales in the Offering in accordance with FINRA Rule 5110(g)(8).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of December 22, 2025, the following individuals were appointed to the board of directors (the “Board”) of the Company: Matt Murphy, Adam Nash, Jackson Fu, and Pankaj Shah. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

On December 22, 2025, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement as well as an Indemnity Agreement with the Company filed, respectively, as Exhibits 10.1 and 10.7, herewith.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 22, 2025, the Company filed its amended and restated memorandum and articles of association (the “Amended Articles”) with the Registrar of Companies in the Cayman Islands. Among other things, the Amended Articles authorize the issuance of up to (i) 200,000,000 Class A Ordinary Shares, (ii) 20,000,000 Class B ordinary shares, par value $0.0001 per share, and (iii) 1,000,000 preference shares, par value $0.0001 per share. The terms of the Amended Articles are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Amended Articles is qualified in its entirety by reference to the full text of the Amended Articles, a copy of which is filed as Exhibit 3.1 to this Report and incorporated herein by reference.

Item 8.01. Other Events.

A total of $200,000,000 ($10.00 per Unit) of the net proceeds from the Offering and the Private Placement was placed in a trust account established for the benefit of the Company’s public shareholders (the “Trust Account”), with Equiniti acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company for taxes payable, other than excise taxes, if any, the funds held in the Trust Account will not be released from the Trust Account until the earliest of: (i) the completion of the Company’s initial business combination, (ii) the redemption of the Class A Ordinary Shares underlying the Units (the “Public Shares”) if the Company is unable to complete its initial business combination by December 24, 2027, or such earlier date as the Company’s board of directors may approve, or such other time period in which the Company must complete an initial business combination pursuant to an amendment to the Amended Articles approved by a special resolution of the Company’s shareholders (collectively, the “Completion Window”), subject to applicable law, or (iii) the redemption of the Public Shares properly submitted in connection with a shareholder vote to amend the Amended Articles (a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of the Public Shares if the Company has not consummated an initial business combination within the Completion Window or (b) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On December 22, 2025, the Company issued a press release announcing the pricing of the Offering, and on December 24, 2025, the Company issued a press release announcing the closing of the Offering. Copies of such press releases are filed as Exhibits 99.1 and 99.2, respectively, to this Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 22, 2025, between the Company and Clear Street LLC.
3.1	Amended and Restated Memorandum and Articles of Association of the Company.
4.1	Warrant Agreement, dated December 22, 2025, between the Company and Equiniti.
10.1	Insider Letter Agreement, dated December 22, 2025, among the Company, its directors and officers and Silicon Valley Acquisition Sponsor LLC.
10.2	Investment Management Trust Agreement, dated December 22, 2025, between the Company and Equiniti.
10.3	Registration Rights Agreement, dated December 22, 2025, among the Company and certain security holders.
10.4	Private Placement Units Purchase Agreement, dated December 22, 2025, between the Company and Silicon Valley Acquisition Sponsor LLC.
10.5	Private Placement Units Purchase Agreement, dated December 22, 2025, between the Company and Clear Street LLC.
10.6	Administrative Services Agreement, dated December 22, 2025, between the Company and Silicon Valley Acquisition Sponsor LLC.
10.7	Form of Indemnity Agreement.
99.1	Press Release, dated December 22, 2025.
99.2	Press Release, dated December 24, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON VALLEY ACQUISITION CORP.

By:	/s/ Dan Nash
	Name:	Dan Nash
	Title:	Chief Executive Officer

Date: December 31, 2025

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